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                                                                    EXHIBIT 4.9


NUMBER                                                                   SHARES
C

                               [UNITED FINANCIAL
                              HOLDINGS, INC. LOGO]

 COMMON STOCK
PAR VALUE $.01                                               CUSIP 91032K 10 6
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA



This is to Certify that



is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                        UNITED FINANCIAL HOLDINGS, INC.
                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                        UNITED FINANCIAL HOLDINGS, INC.
                          CORPORATE SEAL 1982 FLORIDA


/s/ Elizabeth S. Schmidt                 /s/ Neil W. Savage
-------------------------                ------------------------------
SECRETARY                                PRESIDENT

COUNTERSIGNED AND REGISTERED:

                             RELIANCE TRUST COMPANY
                                  (ATLANTA, GA)                   TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

(c) SECURITY-COLUMBIAN   UNITED STATES BANKNOTE COMPANY              1960

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                        UNITED FINANCIAL HOLDINGS, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM --as tenants in common          UNIF GIFT MIN ACT-_____Custodian_____
  TEN ENT --as tenants by the entireties                    (Cust)       (Minor)
  JT TEN  --as joint tenants with right            under Uniform Gifts to Minors
            of survivorship  and not as            Act_________________________
            tenants in common                                (State)

    Additional abbreviations may also be used though not in the above list.

  For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________




                    NOTICE:____________________________________________________
                           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   SIGNATURE(S) GUARANTEED:____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.